Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation September 2010 NASDAQ:ADES Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances.  The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding future contracts; amount and timing of future tax credits, revenues and operating income; timelines for our projects and anticipated regulations and legislation; future supply and demand; and timing of the Norit arbitration.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.  Such statements involve significant risks and uncertainties.  Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, prices, economic conditions and market demand;
timing of new and pending regulations and any legal challenges to them; impact of competition and legal proceedings; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; risks related to ADA-CS such as changes in the costs and timing of commercial operations at the AC plant, failure to raise additional financing or satisfy terms of existing agreements, actions of our joint venture partner and inability to sign or close acceptable coal supply and off-take agreements in a timely manner; failure of CCS’ leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits; termination of the leases for such facilities; decreases in the production of RC by the lessee of such facilities; our inability to come to terms with DOE or industry partners concerning the CO2 capture technology project; availability of raw materials and equipment for our businesses; loss of key personnel; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC).  You are cautioned not to place undue reliance on our forward-looking statements and to consult filings we make with the SEC for additional risks and uncertainties that may apply to our business and the ownership of our securities.  Our forward-
looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Clean Coal Technology
Coal is an abundant, cheap, and secure fuel
that provides over 50% of electricity in the US
1,100+ coal-fired utility boilers in the U.S.
ADA provides the technology to burn it cleaner
Senior staff are industry recognized experts
– 30-year track record of developing and then
commercializing technologies
EPA currently developing new regulations on
emissions from coal creating significant new
markets for control technologies

2010 Investment Highlights
Developing solid sorbent capture technology for greenhouse gas CO2
Currently working under $3.2 MM DOE and utility funded program
Negotiating a $14 MM contract awarded by DOE to scale-up technology
CO
2
Capture
Emission
Control
Clean Coal Solutions (“CCS”) entered into leasing agreements for two facilities with an unaffiliated third party; both facilities are operating and producing Refined Coal
(“RC”)
o Revenues will begin in the third quarter and ramp up over the next quarter to a level of approximately $12 MM per year for the next 9 years
o At full capacity, the two facilities are expected to generate $6 MM+
($0.80+/share) per year in net operating income for 9 years
o Additional other income of $2.2 MM ($0.29 per share) expected from JV
Partner NexGen over next 24 months ending mid-2012
New and expected MACT regulations driving further market growth
ADA Carbon Solutions (“ADA-CS”) constructed and is now operating energy-
efficient AC manufacturing facility in LA
$12 MM ($1.60/share) judgment awarded to ADA in lawsuit with Calgon Carbon
New mercury control technology licensed to Arch Coal
o $2 MM upfront licensing fee to be recognized over 18-months ending
12/31/11
o License includes potential for royalties up to $1/ton of coal and chemical sales for treating Arch’s PRB coals (>100 MM tons per year)
Refined Coal
(Clean Coal Solutions)

ADA Environmental Solutions (ADES)
Products:
ACI Systems
Flue Gas Conditioning
SO3 Control, CO2 Capture
Emission Control Technology Services
NexGen Resources
Energy Capital Partners
Clean Coal Solutions (CCS) (1)
Refined Coal CyClean
ADA Carbon Solutions (ACS) (2)
Manufactures and Sells Activated Carbon (AC)

ADA-ES Corporate Structure Notes: (1) CCS financials are consolidated in ADA (2) ACS financials are reflected as a minority equity interest -5-

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

Refined Coal Product ADA-ES’ opportunity through joint venture with an affiliate of NexGen Resources Corporation -6-

Section 45 Refined Coal Tax Credit
Clean Coal’s patented Refined Coal technology,
CyClean, is designed to enhance combustion of PRB
coals in cyclone boilers
Two systems operating at two power plants in the
Midwest qualifying for Section 45 tax credits
– $6.20 ton/coal (escalates annually) for ten years
– Both systems leased to 3  party financial institution to
convert tax credits to revenues
Revenues commenced in 3 Quarter of 2010
– Systems started up in July at reduced capacity
– Expected to be operating at design capacity by year end
– ADA will consolidate JV revenues expected to be >$12
MM per  year for the next nine years
At full-capacity, net operating income of over $6 MM+
($0.80+/share) per year is expected
Additional other income of $2.2 MM ($0.29/share)
expected from JV partner NexGen over next 24 months
ending mid-2012

rd
rd

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-8- Emission Control

AC Market Drivers:
Regulations for Mercury Control
Arizona
Colorado
Connecticut
Delaware
Illinois
Maine
Maryland
Massachusetts
Michigan
Minnesota
Montana
New Hampshire
New Jersey
New York
Oregon
Utah
Virginia
Washington
Wisconsin
19 U.S. States                United States
Plants with consent decrees or voluntary
controls limiting mercury emissions

Green states with existing rules create $200 - 300 MM AC market

ADA-ES Clients

PSEG
We make things work for you.

Xcel Energy
RESPONSIBLE BY NATURE

ALLIANT ENERGY.

Ameren

Luminant

LS Power

conectiv energy
A New Generation of Energy

06/18/2007

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems > 20 GW ADA Commercial ACI Systems > 20 GW Plant burns PRB coal or lignite Plant burns bituminous coal -10-

Pending and Enacted Federal Laws
that Will Increase Our Markets
****U.S. EPA MACT for Cement -
Issued 08/09/10
– Could require ACI systems & AC on up to 90 cement kilns in the U.S.
– ADA currently in negotiations with several cement companies
U.S. EPA MACT for Coal-Fired Utility Boilers
– Will cover all 187 Hazardous Air Pollutants (“HAPs”)
– Should result in 90% to 95% limit for mercury
– Final regulations expected November 2011; 3 years to implement
U.S. EPA Industrial Boiler MACT
– Will cover over 600 boilers, smaller units
– Draft published April 29 ; to be finalized by December 2010
– Could increase market for ACI systems by several hundred; sales of
AC by 50 to 100 MM pounds per year
U.S. Legislation
– 3-P Bill could be added to Climate bill by Sen. Carper (D-DE) which includes 90% Hg
Canadian-wide mercury standard has been passed
th

Market for ACI Equipment Expected
from a Federal MACT Standard
0
50
100
150
200
250
300
350
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
State Rules and New Plants
MACT High Estimate
MACT Low Estimate

Demand with Federal MACT for Utility Boilers, Cement Kilns, and Industrial Boilers
Existing AC Production
Million Pounds Per Year
1600
1400
1200
1000
800
600
400
200
0
2008
2009
2010
2011
2012
2013
2014
2015
ADA -CS
Norit
Calgon
Sorb Tech
MWV
Imports

AC Production Supply / Demand -13-

- Built largest AC plant in the U.S. to date: 150 MM lbs/yr
- 3-5 year development process: Startup activities commenced in May 2010
- In 3rd Quarter, plant was producing and delivering AC to customers
- Site permitted for 2nd production line
- Progress on permits for 4 additional lines in North Dakota

ADA CARBON SOLUTIONS

ADA ENVIRONMENTAL SOLUTIONS

ADA-CS New AC Production -14-

Low-Cost Producer
Plant sited in the middle of lignite reserves
– Provides access to a long term supply of low-cost feedstock material
Minimal transportation costs for lignite
Plant design with four furnaces in a single production line
minimizes labor requirements
Modern, state-of-the-art equipment reduces maintenance
costs
Production designed for large volume customers,
minimizes material handling and labor
Energy efficient design with extensive energy recovery
– Generates 19 MWs, 6 MW for internal use, 13 MWs to be sold on grid as revenue source

Control of Greenhouse Emissions: Carbon Dioxide -16-

- Designed to capture CO_2 from flue gas in conventional coal-fired boilers
- Based on regenerable solid sorbents - advantages over competing technologies:
  - For the customer: lower cost and less parasitic energy
  - For ADA: continuous revenues from sale of proprietary chemical sorbents
- DOE and Industry funding:
  - Phase I - $3.2 MM R&D program awarded November 2008 to develop clean coal technology to capture CO_2 from coal-fired power plants; successful field tests at pilot plant
  - Phase II - $14 MM, 39 month contract to further develop commercialization plan; awarded July 2010 (currently negotiating increase to $18.7 MM)
- Industry support includes:
  - DTE Energy, Luminant, American Electric Power, & Electric Power Research Institute
- There has been a significant increase in funding opportunities for CCS technology through DOE

ADA ENVIRONMENTAL SOLUTIONS

ADA-ES CO 2 Capture Technology -17-

- Calgon
  - In August, jury awarded $12 MM ($1.60/share) in damages to ADA for breach of contract
  - Suit based upon a contract Calgon signed with MidWest Generation for AC sales
  - Payment of award is subject to appeal
- Norit
  - In June 2009, Norit sought an injunction to stop construction of the plant. This was summarily rejected by the Judge.
  - On October 6, the Judge ruled in favor of a motion ADA filed requiring that the suit be addressed by binding arbitration in Atlanta, GA.
    - We view this as a very positive development in the case
    - Arbitration scheduled for 4th quarter 2010

ADA ENVIRONMENTAL SOLUTIONS

Lawsuits -18-

- Revenue CAGR of 23%, 2003 – 2009
- As of 6/30/10:
  - 7.5 MM diluted shares outstanding
  - 50%+ held by institutions
  - ~11% held by insiders and employees
- Balance sheet highlights (at 6/30/10):
  - Working capital, excluding deferred revenue, of $5.7 MM ($0.76/share)
  - Shareholders' equity of $19.7 MM
  - Cash & equivalents of $7.0 MM ($0.93/share)
- Market cap: $39.0 MM (9/8/10)

ADA ENVIRONMENTAL SOLUTIONS

Financial Highlights -19-

ADA

ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2010 ADA-ES, Inc. All rights reserved. NASDAQ:ADES